RECOVERABLE AMOUNT OF LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2025
Disclosure of impairment loss and reversal of impairment loss [abstract]
RECOVERABLE AMOUNT OF LONG-TERM ASSETS
NOTE 19 – RECOVERABLE AMOUNT OF LONG-TERM ASSETS
The Company estimates the recoverable value of its fixed and intangible assets based on value in use, which is measured based on the present value of the estimated future cash flow. The assumptions used consider the Company’s Management’s best estimate of future trends in the electricity sector and are based on both external sources of information and on historical data from the cash-generating units.
The key assumptions used in the impairment tests include the discount rate, observable macroeconomic data, contractual and market prices, among others, in addition to significant judgment applied in determining the cash‑generating units (CGUs). Further details are disclosed in the section on critical estimates and judgments.
The movement of impairment in the UGC is shown below:

Cash Generating Units	12/31/2023	Constitutions (Reversions)	12/31/2024	Constitutions (Reversions)	Write-offs	12/31/2025
Hydroelectrict power units - AXIA Energia	75,344	(75,344)	—	—	—	—
Hydroelectrict power units - AXIA Energia Norte	261,886	(261,886)	—	—	—	—
Hydroelectrict power units - AXIA Energia Nordeste	22,763	(22,763)	—	—	—	—
Hydroelectrict power units - AXIA Energia Sul	105,915	(105,915)	—	—	—	—
Casa Nova	266,255	140,908	407,163	141,492	—	548,655
Coxilha Negra[1]	591,926	(116,087)	475,839	(340,211)	—	135,628
Ibirapuitã	67,674	(36,680)	30,994	(27,705)	—	3,289
Entorno 2	55,687	(55,687)	—	—	—	—
Others	262,037	(320)	261,717	(310)	(181,858)	79,549
	1,709,487	(533,774)	1,175,713	(226,734)	(181,858)	767,121
[1]The reversals was mainly impacted by price curve assumptions, the progression of investments, and the commencement of commercial operations.
Accounting Policy
The Company periodically assesses whether there are indicators of impairment of its primary non‑financial assets. The assessment is performed at the level of a cash‑generating unit (“CGU”), which represents a group of assets capable of generating cash inflows that are largely independent of the cash inflows from other assets or groups of assets. When an indication of impairment exists, the recoverable amount of the CGU is estimated and compared with its carrying amount. If the recoverable amount is lower than the carrying amount, an impairment loss is recognized.
Estimates and critical judgments
With the advancement of the Company’s energy commercialization process, driven by the renewal of concessions and the resulting progressive removal of price caps from hydroelectric plants, the volume of uncontracted energy has gradually increased. As a result, energy sales occur in aggregated blocks, generating cash inflows that cannot be individually attributed to each hydroelectric generation asset.
The Company therefore considers, for hydroelectric assets, each subsidiary’s set of hydroelectric generation assets as a cash‑generating unit (CGU), as this represents the smallest identifiable group of assets that generates cash inflows which are largely independent from the cash inflows of other assets or groups of assets. For wind assets, the Company considers each wind farm as a CGU, primarily due to the operational integration of assets within each wind complex.
The Company performs a quarterly qualitative assessment of the recoverability of each CGU and, if any indicator of impairment is identified, the corresponding impairment test is carried out. Additionally, even in the absence of indicators, CGUs that recognized impairment losses in the prior year, or that previously presented a value in use close to the carrying amount of the long‑lived assets, are also tested.
The recoverable amount of each CGU is the higher of its value in use and its fair value. In summary, value in use corresponds to the present value of future cash flows generated by the CGU, while fair value represents the price that would be received to sell the asset in an orderly transaction.
As there is no active market for the trading of its CGUs and the Company believes that determining fair value based on market assumptions would approximate value use, which represents the present value of estimated future cash flows. The Company adopts value in use as the recoverable amount of its CGUs.
The main assumptions applied in determining value in use were as follows:
•Growth assumptions consistent with historical data and prospects for growth in the Brazilian economy;
•After‑tax discount rates for the year ended December 31, 2025, specific to the CGUs tested: 5.36% (regular tax regime), 6.54% (SUDAM/SUDENE tax benefit) and 7.50% (presumed‑profit regime) for generation CGUs with and without the SUDAM/SUDENE incentives, respectively (December 31, 2024: 5.75%, 6.50% and 7.11%), reflecting the Company’s weighted average cost of capital;
•Pre‑tax discount rates for the CGUs tested ranged between 6.73% and 9.02%;
•Projected revenues based on existing contracts, with no assumption of concession or authorization renewal; and
•Expenses allocated by CGU, projected based on the five‑year Strategic Plan and consistent with long‑term assumptions through the end of the concession terms, without considering future renewals or extensions.